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                                                                    EXHIBIT 25.1

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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          -----------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                          -----------------------------

___ CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
    SECTION 305(b)(2)

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A U.S. NATIONAL BANKING ASSOCIATION                            41-1592157
(Jurisdiction of incorporation or                            (I.R.S. Employer
organization if not a U.S. national                          Identification No.)
bank)

SIXTH STREET AND MARQUETTE AVENUE
Minneapolis, Minnesota                                            55479
(Address of principal executive offices)                       (Zip code)

                       Stanley S. Stroup, General Counsel
                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
                        Sixth Street and Marquette Avenue
                          Minneapolis, Minnesota 55479
                                 (612) 667-1234
                               (Agent for Service)

                          -----------------------------

                                JOY GLOBAL INC.
               (Exact name of obligor as specified in its charter)

DELAWARE                                                    39-1566457
(State or other jurisdiction of                           (I.R.S. Employer
incorporation or organization)                            Identification No.)

100 EAST WISCONSIN AVE, SUITE 2780
MILWAUKEE, WISCONSIN                                           53202
(Address of principal executive offices)                     (Zip code)

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                          TABLE OF ADDITIONAL OBLIGORS


                Exact Name of Obligor                     State or other jurisdiction              I.R.S. Employer
             as specified in its charter                of incorporation or organization         Identification No.
             ---------------------------                --------------------------------         ------------------
American Alloy corporation (1)                                        Ohio                           34-1769497
Benefit, Inc. (1)                                                   Delaware                         39-1601477
Dobson Park Industries Inc. (2)                                     Delaware                         13-2001775
Harnischfeger Corporation (1)                                       Delaware                         39-0334430
Harnischfeger Technologies, Inc. (2)                                Delaware                         52-2058704
Harnischfeger World Services Corporation (1)                        Delaware                         39-1221771
HCHC, Inc. (2)                                                      Delaware                         51-0355340
HCHC UK Holdings, Inc. (2)                                          Delaware                         51-0371672
HIHC, Inc. (2)                                                      Delaware                         51-0327827
Joy MM Delaware, Inc. (2)                                           Delaware                         51-0339005
Joy Technologies Inc. (1)                                           Delaware                         13-3389174
JTI UK Holdings, Inc. (2)                                           Delaware                         51-0371671
RCHH, Inc. (1)                                                      Delaware                         39-1904508
South Shore Corporation (1)                                        Wisconsin                         39-1800007
South Shore Development, LLC (1)                                    Delaware                         39-1566457
The Horsburgh & Scott Company (1)                                     Ohio                           34-0298010

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(1)  Address of Obligor is c/o Joy Global Inc., 100 East Wisconsin Avenue, Suite
     2780, Milwaukee, Wisconsin 53202.

(2) Address of Obligor is 2751 Centerville Road, Suite 310, Wilmington, Delaware 19808.










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                        8.75 % SENIOR SUBORDINATED NOTES
                       (Title of the indenture securities)
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Item 1. General Information. Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

              Comptroller of the Currency
              Treasury Department
              Washington, D.C.

              Federal Deposit Insurance Corporation
              Washington, D.C.

              The Board of Governors of the Federal Reserve System Washington, D.C.

         (b)  Whether it is authorized to exercise corporate trust powers.

              The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

         None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15. Foreign Trustee.        Not applicable.

Item 16. List of Exhibits.       List below all exhibits filed as a part of this
                                 Statement of Eligibility. Wells Fargo Bank incorporates by reference into this Form T-1 the exhibits attached hereto.

         Exhibit 1.        a.    A copy of the Articles of Association of the
                                 trustee now in effect.***

         Exhibit 2.        a.    A copy of the certificate of authority of the
                                 trustee to commence business issued June 28, 1872, by the Comptroller of the Currency to The
                                 Northwestern National Bank of Minneapolis.*

                           b. A copy of the certificate of the Comptroller of the Currency dated January 2, 1934, approving the consolidation of The Northwestern National Bank of Minneapolis and The Minnesota Loan and Trust Company of Minneapolis, with the surviving entity being titled Northwestern National Bank and Trust Company of Minneapolis.*

                           c. A copy of the certificate of the Acting Comptroller of the Currency dated January 12, 1943, as to change of corporate title of Northwestern National Bank and Trust Company of Minneapolis to Northwestern National Bank of Minneapolis.*

                           d. A copy of the letter dated May 12, 1983 from the Regional Counsel, Comptroller of the Currency, acknowledging receipt of notice of name



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                                 change effective May 1, 1983 from Northwestern
                                 National Bank of Minneapolis to Norwest Bank
                                 Minneapolis, National Association.*

                           e. A copy of the letter dated January 4, 1988 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation and merger effective January 1, 1988 of Norwest Bank Minneapolis, National Association with various other banks under the title of "Norwest Bank Minnesota, National Association."*

                           f. A copy of the letter dated July 10, 2000 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation effective July 8, 2000 of Norwest Bank Minnesota, National Association with various other banks under the title of "Wells Fargo Bank Minnesota, National Association."****

         Exhibit  3. A copy of the authorization of the trustee to exercise corporate trust powers issued January 2, 1934, by the Federal Reserve Board.*

         Exhibit 4.  Copy of By-laws of the trustee as now in effect.***

         Exhibit 5.  Not applicable.

         Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

         Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.**

         Exhibit 8.  Not applicable.

         Exhibit 9.  Not applicable.







         * Incorporated by reference to exhibit number 25 filed with registration statement number 33-66026.

         ** Incorporated by reference to exhibit number 25 filed with registration statement number 022-22555.

         *** Incorporated by reference to exhibit T3G filed with registration statement number 022-22473.

         **** Incorporated by reference to exhibit number 25.1 filed with registration statement number 001-15891.



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                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 18th day of April 2002.






                                            WELLS FARGO BANK MINNESOTA,
                                            NATIONAL ASSOCIATION

                                             /s/ Michael G. Slade
                                            ------------------------------------
                                            Michael G. Slade
                                            Corporate Trust Officer


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                                    EXHIBIT 6




April 18, 2002



Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.





                                            Very truly yours,

                                            WELLS FARGO BANK MINNESOTA,
                                            NATIONAL ASSOCIATION

                                             /s/ Michael G. Slade
                                            ------------------------------------
                                            Michael G. Slade
                                            Corporate Trust Officer